Exhibit 99.3

Unaudited Pro Forma Financial Information

On May 1, 2012, pursuant to a merger agreement (the “Agreement”), dated February 16, 2012, with Tamarac, Inc., a Washington corporation (“Tamarac”), Envestnet, Inc. (“Envestnet”) completed the merger of its wholly owned subsidiary with and into Tamarac (the “Merger”). As a result of the Merger, Tamarac became a wholly owned subsidiary of Envestnet.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2012 is derived from the unaudited condensed consolidated financial statements of Envestnet, filed in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2012, and the unaudited condensed consolidated balance sheet of Tamarac as of March 31, 2012 included as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the three month period ended March 31, 2012 is derived from the unaudited condensed consolidated statement of operations of Envestnet for the three month period ended March 31, 2012, as filed in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2012, and the unaudited condensed consolidated statement of operations of Tamarac for the three month period ended March 31, 2012 included as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011 is derived from the audited financial statements of Envestnet for the year ended December 31, 2011, as filed in Envestnet’s Form 10-K for the year ended December 31, 2011, and the audited consolidated statement of operations of Tamarac for the year ended December 31, 2011, included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information has been prepared pursuant to the requirements of Article 11 of Regulation S-X, to give effect to the completed Merger, which has been accounted for as a purchase business combination in accordance with ASC 805, “Business Combinations”. The assumptions, estimates, and adjustments herein have been made solely for purposes of developing the unaudited pro forma condensed consolidated financial information and are based upon available information and certain assumptions that we believe are reasonable. The related purchase accounting should be considered preliminary.

The unaudited pro forma condensed combined balance sheet presented below is prepared as if the Merger, which was completed on May 1, 2012, had been completed as of March 31, 2012, the end of Envestnet’s first quarter of fiscal year 2012. The unaudited pro forma condensed combined statements of operations for the twelve month period ended December 31, 2011 and the three month period ended March 31, 2012 are prepared as if the Merger was completed on January 1, 2011, the first day of Envestnet’s fiscal year 2011.

The unaudited pro forma condensed combined financial information should be read in conjunction with (i) the audited consolidated financial statements and related notes of Envestnet, and “Management’s Discussion and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2011, (ii) the unaudited condensed consolidated financial statements and related notes of Envestnet, and “Management’s Discussions and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Quarterly report on Form 10-Q for the three month period ended March 31, 2012, (iii) the audited consolidated financial statements and related notes of Tamarac as of and for the year ended December 31, 2011, which are filed as Exhibit 99.1 to the Form 8-K/A, and (iv) the unaudited condensed consolidated financial statements and related notes of Tamarac as of March 31, 2012 and for the three month period ended March 31, 2012.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of Envestnet that would have been reported had the Tamarac Merger been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the combined entity.

Envestnet, Inc.

Pro Forma Condensed Combined Balance Sheet of Envestnet and Tamarac

As of March 31, 2012

(In thousands)

(Unaudited)

	Historical		Pro Forma
	Envestnet	Tamarac (1)	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$70,636	$2,198	$(48,326	)a	$24,508
Fees receivable, net of allowance for doubtful accounts	8,610	197	(49	)b	8,758
Deferred tax assets, net	146	—	—		146
Prepaid expenses and other current assets	3,137	437	—		3,574

Total current assets	82,529	2,832			36,986

Property and equipment, net	10,667	264	—		10,931
Internally developed software, net	3,487	1,957	(1,957	)c	3,487
Intangible assets, net	11,246	—	16,150	d	27,396
Goodwill	21,334	—	35,852	e	57,186
Deferred tax assets, net	6,726	—	957	f	7,683
Other non-current assets	3,165	192	—		3,357

Total assets	$139,154	$5,245	$2,627		$147,026

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$15,452	$1,842	$1,083	b, g	$18,377
Note payable - current	174	—	—		174
Deferred revenue	530	4,430	(471	)h	4,489

Total current liabilities	16,156	6,272			23,040

Deferred rent liability	1,492	—	—		1,492
Lease incentive liability	2,844	—	—		2,844
Other non-current liabilities	618	2,602	(2,602	)i	618

Total liabilities	21,110	8,874			27,994

Redeemable preferred stock	—	17,193	(17,193	)j	—
Total stockholders’ equity (deficit)	118,044	(20,822)	21,810	k	119,032

Total liabilities and stockholders’ equity	$139,154	$5,245	$2,627		$147,026

(1)	Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Envestnet, Inc.

Proforma Condensed Combined Statement of Operations of Envestnet and Tamrac

Year Ended December 31, 2011

(In thousands, except share and per share information)

(Unaudited)

	Historical		Pro Forma
	Envestnet	Tamarac (1)	Adjustments		Combined
Revenues:
Assets under management or administration	$99,236	$—	$—		$99,236
Licensing and professional services	23,942	9,426	—		33,368

Total revenues	123,178	9,426	—		132,604

Operating expenses:
Cost of revenues	42,831	643	—		43,474
Compensation and benefits	40,305	8,535	533	l	49,373
General and administration	21,856	2,414	—		24,270
Depreciation and amortization	6,376	670	1,586	d	8,632
Restructuring charges	434	—	—		434

Total operating expenses	111,802	12,262	2,119		126,183

Income (loss) from operations	11,376	(2,836)	(2,119)		6,421

Other income (expense):
Interest income	77	3	—		80
Interest expense	(786)	(207)	207	i	(786)
Other income	1,100	—	—		1,100
Other expense	(1,183)	—	—		(1,183)
Change in fair value of warrant liability	—	(669)	669	i	—
Gain on investments	(4)	—	—		(4)

Total other income (expense)	(796)	(873)	876		(793)

Income (loss) before income tax provision	10,580	(3,709)	(1,243)		5,628

Income tax provision (benefit)	2,975	—	(500	)m	2,475

Net income (loss)	$7,605	$(3,709)	$(743)		$3,153

Net income per share:
Basic	$0.24				$0.10

Diluted	$0.23				$0.10

Weighted average common shares outstanding:
Basic	31,643,390		232,151	n	31,875,541

Diluted	32,863,834		232,151	n	33,095,985

(1)	Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Envestnet, Inc.

Proforma Condensed Combined Statement of Operations of Envestnet and Tamarac

Three Month Period Ended March 31, 2012

(In thousands, except share and per share information)

(Unaudited)

	Historical		Pro Forma
	Envestnet	Tamarac (1)	Adjustments		Combined
Revenues:
Assets under management or administration	$28,263	$—	$—		$28,263
Licensing and professional services	4,379	3,182	(49	)b	7,512

Total revenues	32,642	3,182	(49)		35,775

Operating expenses:
Cost of revenues	11,526	301	(49	)b	11,778
Compensation and benefits	10,685	2,616	132	l	13,433
General and administration	6,773	972	—		7,745
Depreciation and amortization	2,399	229	412	d	3,040
Restructuring charges	27	—	—		27

Total operating expenses	31,410	4,118	495		36,023

Income (loss) from operations	1,232	(936)	(544)		(248)

Other income (expense):
Interest income	9	1	—		10
Interest expense	(3)	(51)	51	i	(3)
Change in fair value of warrant liability	—	(2)	2	i	—

Total other income (expense)	6	(52)	53		7

Income (loss) before income tax provision	1,238	(988)	(491)		(241)

Income tax provision (benefit)	498	—	(197	)m	301

Net income (loss)	$740	$(988)	$(294)		$(542)

Net income (loss) per share:
Basic	$0.02				$(0.02)

Diluted	$0.02				$(0.02)

Weighted average common shares outstanding:
Basic	31,857,598		232,151	n	32,089,749

Diluted	32,901,969		(812,220	)n, o	32,089,749

(1)	Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited, in thousands, except shares)

Note 1: Basis of pro forma presentation

On May 1, 2012, pursuant to a merger agreement dated February 16, 2012, with Tamarac, Inc., a Washington corporation (“Tamarac”), Envestnet, Inc. (“Envestnet”) completed the merger of its wholly owned subsidiary with and into Tamarac (the “Merger”). The estimated consideration transferred and estimated purchase price allocation, below, are presented for pro-forma information purposes only and are likely to vary from the unaudited pro forma amounts presented, as Envestnet finalizes its normal purchase accounting adjustments for the transaction.

The estimated consideration transferred in the Merger is as follows:

Cash consideration	$54,000
Non-cash consideration	101
Cash received	(2,533)
Working capital adjustment	(3,141)

Total estimated fair value of consideration transferred	$48,427

The unaudited pro forma condensed combined financial statements have been prepared by Envestnet pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated balance sheet is derived from the unaudited condensed consolidated balance sheet of Envestnet, as filed in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2012, and the unaudited condensed consolidated balance sheet of Tamarac as of March 31, 2012.

The unaudited pro forma condensed combined statement of operations for the twelve month period presented is derived from the audited consolidated statement of operations of Envestnet, as filed in Envestnet’s Form 10-K for the year ended December 31, 2011, and the audited consolidated statement of operations of Tamarac for the year ended December 31, 2011. The unaudited pro forma condensed combined statement of operations for the three month period presented is derived from the unaudited condensed consolidated statement of operations of Envestnet for the three months ended March 31, 2012, as filed in Envestnet’s Form 10-Q for the quarterly period ended March 31, 2012, and the unaudited condensed consolidated statement of operations of Tamarac for the three month period ended March 31, 2012.

Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, Envestnet believes that the disclosures provided herein, along with those included in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2011, Envestnet’s Form 10-Q for the quarterly period ended March 31, 2012, the audited consolidated financial statements of Tamarac as of and for the year ended December 31, 2011 and the unaudited condensed consolidated financial statements of Tamarac as of and for the three months ended March 31, 2012 are adequate to make the information presented not misleading.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and do not purport to be indicative of Envestnet’s financial position or results of operations which would actually have been obtained had such transaction been completed as of the date or for the periods presented, or for the financial position or results of operations that may be obtained in the future.

Note 2: Purchase price allocation

Under the purchase method of accounting, the total consideration transferred will be allocated to Tamarac’s assets acquired and liabilities assumed based on the estimated fair value of Tamarac’s tangible and intangible assets and liabilities as of the beginning of business on May 1, 2012. The excess of the total consideration over the net tangible and intangible assets will be recorded as goodwill. Envestnet has made a preliminary allocation of the estimated total consideration based on the unaudited statement of financial position of Tamarac as of May 1, 2012 and using estimates as described in the introduction to these unaudited pro forma condensed consolidated financial statements as follows:

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited, in thousands, except shares)

Estimated Preliminary Consideration Allocation

Total tangible assets acquired	$9,309
Total liabilities assumed	(12,884)

Identifiable intangible assets:
Customer relationships	8,680
Trade name	1,590
Proprietary technology	5,880
Goodwill	35,852

Total estimated preliminary consideration allocation	$48,427

Included in tangible assets acquired is a deferred tax asset of $7,100 primarily due to acquired tax benefits related to Tamarac’s net operating loss carryforwards expected to be utilized in the future. Included in the total liabilities assumed is a deferred tax liability of $6,143, primarily comprised of the difference between the assigned values of the tangible and intangible assets acquired and the tax basis of those assets.

Total amortizable identifiable intangible assets total $16,150 and consist of customer relationships, trade name and proprietary technology with useful lives that range from five to 12 years.

Goodwill of $35,852 represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and identifiable intangible assets and represents the expected synergistic benefits of the transaction and the knowledge and experience of the workforce in place. Goodwill is subject to change based on finalization of the purchase accounting by Envestnet. In accordance with applicable accounting standards, goodwill will not be amortized but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event that the management of the combined company determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

The goodwill resulting from the Merger is not tax deductible.

Envestnet is in the process of finalizing valuations of deferred tax assets, intangible assets, deferred revenue and the working capital adjustment associated with the merger.

Note 3: Pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed financial statements are as follows:

(a)	To record net cash consideration of $48,326.

(b)	To eliminate transactions between Envestnet and Tamarac for the historical periods presented:

	As of March 31, 2012
	Envestnet	Tamarac	Total
Accounts receivable	$(49)	$—	$(49)
Accounts payable and accrued expenses	—	(49)	(49)

	For the Three Months Ended March 31, 2012
	Envestnet	Tamarac	Total
Revenues	$(49)	$—	$(49)
Cost of revenues	—	(49)	(49)

There were no transactions in the year ended December 31, 2011.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited, in thousands, except shares)

(c)	To eliminate Tamarac capitalized internally developed software as the historical value is recognized in proprietary technology.

(d)	To record the estimated fair value of Tamarac’s intangible assets and the resulting amortization expense and to eliminate amortization expense for internal use software:

			Amortization
		Estimated	For the	For the
		Useful Life	Year Ended	Three Months Ended
	Fair Value	in Years	December 31, 2011	March 31, 2012
Customer relationships	$8,680	12	$1,099	$319
Trade name	1,590	5	271	81
Proprietary technology	5,880	8	740	205

Total intangible assets acquired	$16,150		2,110	605

Less:
Tamarac internal use software amortization			(524)	(193)

			$1,586	$412

(e)	To record the estimated fair value of goodwill.

(f)	To record an estimated deferred tax asset in the amount of $7,100 related to the reversal of Tamarac’s valuation allowance offset by estimated deferred tax liabilities of $6,143 comprised of the difference between the assigned values of the tangible and intangible assets acquired and the tax basis of those assets.

(g)	To record estimated transaction costs totaling $1,132. These costs are not reflected in the pro forma condensed combined statement of operations as these costs are non-recurring and are directly related to the acquisition.

(h)	To record the fair value adjustment to deferred revenues acquired from Tamarac. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus a reasonable profit margin to perform services based on deferred revenue balances of Tamarac as of March 31, 2012. The fair value adjustment to deferred revenue will reduce revenues during a period of time following the merger; however this adjustment has not been included in the pro forma condensed combined statement of operations because it is non-recurring in nature.

(i)	To eliminate the following amounts related to long-term debt and preferred stock warrants which were not assumed by Envestnet in the Merger:

	As of March 31, 2012
	Envestnet	Tamarac	Total
Warrant liability	$—	$(721)	$(721)
Long-term debt	—	(1,881)	(1,881)

Decrease in other non-current liabilities	$—	$(2,602)	$(2,602)

	For the Year Ended December 31, 2011
	Envestnet	Tamarac	Total

Interest expense	$—	$207	$207
Change in fair value of warrant liability	—	669	669

	For the Three Months Ended March 31, 2012
	Envestnet	Tamarac	Total

Interest expense	$—	$51	$51
Change in fair value of warrant liability	—	2	2

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited, in thousands, except shares)

(j)	To eliminate Tamarac’s redeemable preferred stock which were not acquired in the Merger.

(k)	To eliminate Tamarac’s historical stockholders deficit and to record the effects of entries a through j.

(l)	To eliminate stock-based compensation recorded by Tamarac for the year ended December 31, 2011 and the three months ended March 31, 2012 and to record stock-based compensation for stock options granted to Tamarac management net of estimated forfeitures for the year ended December 31, 2012 and the three months ended March 31, 2012 (Note 4):

	Elimination of	Stock-based
	Tamarac	compensation
	stock-based	from	Total net
	compensation	acquisition	adjustment
Compensation and benefits - For the year ended December 31, 2011	$(21)	$554	$533

Compensation and benefits - For the three months ended March 31, 2012	(7)	139	132

Stock-based compensation from the acquisition does not include any expense related to the $7,000 in common stock granted to certain Tamarac members of management (Note 4) as the vesting of such stock is dependent on meeting future performance conditions.

(m)	To record the pro forma tax effect for the twelve and three month periods, respectively, on the adjustments to pro forma loss before income taxes based on an estimated statutory rate of 40% for both periods. The pro forma combined income tax benefits do not reflect the amounts that would have resulted had Envestnet and Tamarac filed consolidated income tax returns during the periods presented.

(n)	To record the issuance of common stock acquired by Tamarac management (Note 4).

(o)	To eliminate the dilutive effects of stock options and warrants to purchase common stock.

Note 4: Management Incentive Plan

In connection with the Merger, the Company adopted the Envestnet, Inc. Management Incentive Plan for Envestnet | Tamarac Management Employees (the “2012 Plan”). The 2012 Plan provides for the grant of $7,000 in Envestnet common stock, totaling 559,552 shares, for the benefit of certain members of Tamarac management. Such shares were granted on May 1, 2012 and vest upon meeting certain performance conditions and then a subsequent two year service condition. In addition, at the closing of the Merger, members of Tamarac management used a portion of the Merger consideration received by them to acquire 232,151 shares of Envestnet common stock and the Company granted to Tamarac management 232,151 options to acquire Envestnet common stock.